CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT


I, Nils Tuchschmid, President of Credit Suisse Alternative Capital Long/Short Equity Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   December 5, 2006          /s/ Nils Tuchschmid
     ----------------------       --------------------------------------------
                                  Nils Tuchschmid, President
                                  (principal executive officer)


I, Edward Poletti, Chief Financial Officer and Treasurer of Credit Suisse Alternative Capital Long/Short Equity Fund, LLC (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the   requirements  of   Section 13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:   December 5, 2006          /s/ Edward Poletti
     ----------------------       --------------------------------------------
                                  Edward Poletti, Chief Financial Officer
                                  and Treasurer
                                  (principal financial officer)